SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549


                          FORM 8-K



                       CURRENT REPORT


               PURSUANT TO SECTION 13 OR 15(d)
           OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)    January 4, 1996
                                                ------------------------

                  Capital Cities/ABC, Inc.
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   (Exact name of registrant as specified in its charter)


        New York                       1-4278                14-1284013
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(State or other jurisdiction  (Commission File Number)   (I.R.S. Employer
    of incorporation)                                   Identification No.)


     77 West 66th Street, New York, N.Y.                        10023
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  (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code   (212) 456-7777
                                                  ----------------------

                       Not Applicable
------------------------------------------------------------------------
 (Former name or former address, if changed since last report)

Item 5.     Other Events.

          At a Special Meeting of the Shareholders of Capital Cities/ABC, Inc. (the "registrant"), duly held on January 4, 1996, holders of approximately 79.5 percent of the outstanding shares of the registrant's Common Stock, par value $.10 per share, approved and adopted the Amended and Restated Agreement and Plan of Reorganization, dated as of July 31, 1995 (the "Reorganization Agreement"), between The Walt Disney Company ("Disney") and the registrant. The Reorganization Agreement provides that a wholly owned subsidiary of Disney would merge with and into the registrant, with the registrant becoming a wholly owned subsidiary of Disney (the "Merger"). Consummation of the Merger remains subject to the receipt of certain approvals from regulatory authorities and the satisfaction or waiver of customary closing conditions.

          A copy of the press release, dated January 4, 1996 issued by the registrant relating to the registrant's Special Meeting of Shareholders is attached hereto as Exhibit 99 and is incorporated herein by reference.

          Item 7. Financial Statements and Exhibits.

               (c)  The following exhibit is filed with this report:

               99. Press release of the registrant relating to the registrant's Special Meeting of Shareholders held on January 4, 1996.

                              SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                Capital Cities/ABC, Inc.



                                By: /s/ Ronald J. Doerfler
                                    ----------------------------------
                                    Name:  Ronald J. Doerfler
                                    Title: Senior Vice President
                                           and Chief Financial Officer



Dated: January 4, 1996

                             EXHIBIT INDEX



Exhibit Number                                   Description
--------------                                   -----------
      99                                    Press Release of the registrant
                                            issued January 4, 1996.

                                                            Exhibit 99



                       CAPITAL CITIES/ABC, INC.
                          77 West 66th Street
                         New York, N.Y. 10023


                 PRESS RELEASE (FOR IMMEDIATE RELEASE)



                CAPITAL CITIES/ABC, INC.'S SHAREHOLDERS
              APPROVE MERGER WITH THE WALT DISNEY COMPANY


          New York, NY, January 4, 1996--Capital Cities/ABC, Inc. (NYSE:CCB) today announced that at a special meeting of the shareholders of Capital Cities/ABC, Inc., held today, the holders of approximately 79.5 percent of the outstanding shares of Capital Cities/ABC, Inc. common stock approved and adopted the Amended and Restated Agreement and Plan of Reorganization, dated as of July 31, 1995, between The Walt Disney Company and Capital Cities/ABC, Inc.

          The consummation of the merger remains subject to the receipt of certain approvals from regulatory authorities and the satisfaction of customary closing conditions.


                                 * * *